1933 Act Registration No. 33-12
                                             1940 Act File No. 811-4401
                                             Rule 497(e)

                    PRINCIPAL PRESERVATION PORTFOLIOS, INC.
                            CASH RESERVE PORTFOLIO

                      SUPPLEMENT DATED SEPTEMBER 29, 2000
                        TO PROSPECTUS DATED MAY 1, 2000

EXCHANGES INVOLVING CLASS X SHARES OF CASH RESERVE PORTFOLIO

     Management of Principal Preservation Portfolios, Inc. has made it easier to exchange Class X shares of the Cash Reserve Portfolio for Class B or Class C shares of any other mutual fund in the Principal Preservation family, and vice versa. These holders are now able to use a single form (available from the Distributor or Transfer Agent) to purchase Class B or Class C shares of any mutual fund in the Principal Preservation family using proceeds from the sale of their Class X shares of the Cash Reserve Portfolio. Previously, holders of Class X shares of the Cash Reserve Portfolio could only be exchanged for Class A shares of other Principal Preservation funds. Investors should bear in mind that an exchange is treated as a redemption of the shares surrendered in the exchange and a purchase of the shares received in the exchange and thus subject to applicable sales charges. In addition, the Class B or Class C shares of a Principal Preservation mutual fund that are received in an exchange of Class X shares of the Cash Reserve Portfolio will remain subject to a contingent deferred sales charge based on the period of time the Class B or Class C shares are held, not from the time the Class X shares being exchanged were first acquired.